UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[   ] Preliminary Information Statement
[X] Definitive Information Statement
[   ] Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

Advanced Medical Isotope Corp.
(Name of Registrant as Specified In Its Charter)

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1021 N. Kellogg Street
Kennewick, Washington 99336
Tel. (509) 736-4000

NOTICE OF ACTION TO BE TAKEN WITHOUT A SHAREHOLDERS’ MEETING

December 14, 2015

Dear Advanced Medical Isotope Corp. Shareholder:

The enclosed Information Statement is being distributed to the holders of record of common stock, par value $0.001 per share (“Common Stock”), and Series A Convertible Preferred Stock (“Series A Preferred”) of Advanced Medical Isotope Corporation, a Delaware corporation (the “Company”), as of the close of business on November 18, 2015, under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform our shareholders that following actions were authorized by the written consent of the holders of a majority of the outstanding voting securities (the “Majority Shareholders”) and the unanimous written consent of the Company’s Board of Directors:

•
a shareholder resolution to authorize the Board of Directors, in its sole and absolute discretion, without further action of the shareholders, to amend our Certificate of Incorporation to implement a reverse stock split of our issued and outstanding common stock, par value $0.001 per share (“Common Stock”), at a ratio of not less than 1-for-100, and not greater than 1-for-3,000, within one year from October 15, 2015, the date the Majority Shareholders approved of the action (the “Reverse Split”); and

•
to approve the Company’s 2015 Stock Incentive Plan (the “2015 Plan”), which authorizes an aggregate total of approximately 399.3 million shares, or 20% of the issued and outstanding shares of the Company’s Common Stock as of October 15, 2015, to be issued as Awards, as such term is defined in the 2015 Plan to eligible participants.

The approval by written consent of the Majority Shareholders constitutes the only shareholder approval required under the DGCL, our Certificate of Incorporation and Bylaws to approve the Reverse Split and the 2015 Plan. Our Board of Directors is not soliciting your consent or your proxy in connection with these actions, and no consents or proxies are being requested from our shareholders. The 2015 Plan and the Board of Director’s authority to implement the Reverse Split will not become effective until 20 calendar days after the enclosed Information Statement is first mailed or otherwise delivered to our shareholders entitled to receive notice thereof.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS, AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING SHAREHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Notice of Written Consent: The Information Statement is available at: http://www.proxyconnect.com/AdvancedMedical. We will furnish a copy of this Information Statement, without charge, to any shareholder upon written request to the following address: 1021 N. Kellogg Street, Kennewick, Washington 99336, Attention: Chief Financial Officer.

By order of the Board of Directors

James C. Katzaroff
Chairman and Chief Executive Officer

1021 N. Kellogg Street
Kennewick, Washington 99336
Tel. (509) 736-4000
__________________________________________________________________________________________

INFORMATION STATEMENT
__________________________________________________________________________________________

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND
YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY

INTRODUCTION

This Information Statement is furnished by the Board of Directors of Advanced Medical Isotope Corporation, a Delaware corporation (the “Company,”  “we,” “us,” or “Advanced Medical”), to the holders of our common stock, par value $0.001 per share (“Common Stock”), and holders of our Series A Convertible Preferred Stock (“Series A Preferred”) as of November 18, 2015, to provide information with respect to the following actions that were authorized by the written consent of the holders of a majority of the outstanding voting securities (the “Majority Shareholders”) and the unanimous written consent of the Company’s Board of Directors:

•
a shareholder resolution to authorize the Board of Directors, in its sole and absolute discretion, without further action of the shareholders, to amend our Certificate of Incorporation to implement a reverse stock split of our issued and outstanding common stock, par value $0.001 per share (“Common Stock”), at a ratio of not less than 1-for-100, and not greater than 1-for-3,000, within one year from October 15, 2015, the date the Majority Shareholders approved of the action (the “Reverse Split”); and

•
to approve the Company’s 2015 Stock Incentive Plan (the “2015 Plan”), which authorizes an aggregate total of approximately 399.3 million shares, or 20% of the issued and outstanding shares of the Company’s Common Stock as of October 15, 2015, for issuance as Awards to Eligible Recipients, as such terms are defined in the 2015 Plan.

The 2015 Plan and the Board of Director’s authority to implement the Reverse Split will not become effective until 20 calendar days after this Information Statement is first mailed or otherwise delivered to our shareholders entitled to receive notice thereof.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY SHAREHOLDERS

Under the Delaware General Corporation Law (the “DGCL”), the Company’s Certificate of Incorporation and Bylaws, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and consent to such action in writing. Accordingly, approval of the Reverse Split and the 2015 Plan (together, the “Corporate Actions”) required the affirmative vote or approved by written consent of a majority of the issued and outstanding shares of the Company’s Common Stock and the votes attributable to the holders of shares of the Series A Preferred. As of November 18, 2015, the record date for the determination of shareholders entitled to receive notice of the approval of the Corporate Actions and to receive a copy of this Information Statement (the “Record Date”), we had 1,996,934,123 shares of Common Stock and 950,929 shares of Series A Preferred outstanding. Each holder of Common Stock is entitled to one vote per share of Common Stock held and each holder of Series A Preferred is entitled to 5,000 votes for every share of Series A Preferred held. As of the Record Date, outstanding shares represented 6,751,579,123 votes, consisting of 1,996,934,123 attributable to Common Stock and 4,754,645,000 attributable to Series A Preferred.

Our Board of Directors approved the Corporate Actions by unanimous written consent, subject to shareholder approval, on October 14, 2015, and, on October 15, 2015 we received executed written consents approving the Corporate Actions from holders of our Common Stock and Series A Preferred representing 3,879,647,130 voting shares, or approximately 57.4% of our outstanding voting class.

Accordingly, we have obtained all corporate approval necessary to approve the Corporate Actions. We are not seeking written consent from any other shareholder, and each of the Company’s shareholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. This Information Statement is furnished solely for the purposes of advising shareholders of the approval of the Corporate Actions by written consent and giving shareholders notice of the Corporate Actions as required by §228(e) of the DGCL and Regulation 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

DESCRIPTION OF OUR CAPITAL STOCK

General

The Company’s authorized capital stock currently consists of 2.0 billion shares of Common Stock, and 20.0 million shares of preferred stock, $0.001 par value per share (the “Preferred Stock”), of which 2.5 million shares have been designated as Series A Preferred. Based on the number of shares of Common Stock and Series A Preferred outstanding as of November 18, 2015, there were: (i) 1,996,934,123 outstanding shares of Common Stock; (ii) unissued shares to related party for debt due to a insufficient shares available of approximately 13,760,314 shares of Common Stock; (iii) 950,929 shares of Series A Preferred convertible into approximately 950,929,426 shares of Common Stock; (iv) loan origination fees paid on Series A Preferred convertible debt into approximately 47,600,000. As a result, there are approximately 3,009,223,863 shares of our common stock issued and outstanding, assuming conversion of all outstanding shares of Series A Preferred.

Common Stock

As of November 18, 2015, there were 1,996,934,123 shares of our Common Stock outstanding. Holders of our Common Stock are entitled to one vote for each share held on all matters submitted to a vote of the Company’s shareholders. Holders of Common Stock are entitled to receive ratably any dividends that may be declared by the Board out of legally available funds, subject to any preferential dividend rights of any outstanding Preferred Stock. Upon the Company’s liquidation, dissolution or winding up, the holders of Common Stock are entitled to receive ratably the Company’s net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding Preferred Stock. Holders of Common Stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of Common Stock are fully paid and nonassessable. The rights, preferences and privileges of holders of Common Stock are also subject to, and may be adversely affected by, the rights of holders of shares of any series of Preferred Stock which the Company may designate and issue in the future without further shareholder approval.

Preferred Stock

The Board is currently authorized, without further shareholder approval, to issue from time to time up to an aggregate of 20.0 million shares of Preferred Stock in one or more series and to fix or alter the designations, preferences, rights, qualifications, limitations or restrictions of the shares of each series, including the dividend rights, dividend rates, conversion rights, voting rights, term of redemption including sinking fund provisions, redemption price or prices, liquidation preferences and the number of shares constituting any series or designations of such series without further vote or action by the shareholders. The issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change in control of management without further action by the shareholders and may adversely affect the voting and other rights of the holders of Common Stock. The issuance of Preferred Stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock, including the loss of voting control to others.

We currently have one series of Preferred Stock authorized, the Series A Preferred. The following is a summary of the rights and preferences of the Series A Preferred, which summary is not meant to be a complete descriptions of those terms. For a complete description of the rights and preferences attributable to the Series A Preferred, please see the Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock (the “Series A Certificate of Designation”), attached as Exhibit 4.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on July 8, 2015.

Series A Convertible Preferred Stock

In June 2015, the Series A Certificate of Designation was filed with the Delaware Secretary of State to designate 2.5 million shares of our Preferred Stock as Series A Preferred. The following summarizes the current rights and preferences of the Series A Preferred:

Liquidation Preference. The Series A Preferred has a liquidation preference of $5.00 per share.

Conversion. Subject to certain limitations set forth in the Series A Certificate of Designation, each share of Series A Preferred is convertible, at the option of the holder, into that number of shares of Common Stock (the “Series A Conversion Shares”) equal to the liquidation preference thereof, divided by Conversion Price (as such term is defined in the Series A Certificate of Designation), currently $0.005.

In the event the Company completes an equity or equity-based public offering, registered with the SEC, resulting in gross proceeds to the Company totaling at least $5.0 million, all issued and outstanding shares of Series A Preferred at that time will automatically convert into Series A Conversion Shares.

Voting Rights.  Holders of Series A Preferred are entitled to vote on all matters, together with the holders of Common Stock, and have the equivalent of five (5) votes for every Series A Conversion Share issuable upon conversion of such holder’s outstanding shares of Series A Preferred. However, the Series A Conversion Shares, when issued, will have all of the same voting rights as other issued and outstanding Common Stock of the Company, and none of the rights of the Series A Preferred.

Liquidation.  Upon any liquidation, dissolution, or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the holders of Series A Preferred shall be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the liquidation preference of the Series A Preferred before any distribution or payment shall be made to the holders of any junior securities, and if the assets of the Company is insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of the Series A Preferred shall be ratably distributed among the holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Certain Price and Share Adjustments.

a)        Stock Dividends and Stock Splits.  If the Company (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock equivalents; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the conversion price shall be adjusted accordingly.

b)        Merger or Reorganization.  If the Company is involved in any reorganization, recapitalization, reclassification, consolidation or merger in which the Common Stock is converted into or exchanged for securities, cash or other property than each share of Series A Preferred shall be convertible into the kind and amount of securities, cash or other property that a holder of the number of shares of Common Stock issuable upon conversion of one share of Series A Preferred prior to any such merger or reorganization would have been entitled to receive pursuant to such transaction.

DESCRIPTION OF CORPORATE ACTIONS

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
TO IMPLEMENT A REVERSE STOCK SPLIT

General

Effective as of October 15, 2015 (the “Approval Date”), our Board of Directors and the Majority Shareholders approved a resolution which authorizes our Board of Directors, in its sole and absolute discretion, without further action of the shareholders, to amend our Certificate of Incorporation to implement a Reverse Split of our issued and outstanding Common Stock, at a ratio of not less than 1-for-100, and not greater than 1-for-3,000 (the “Approved Ratios”), within one year from the Approval Date.  If implemented, the Reverse Split will have the effect of decreasing the number of shares of our Common Stock issued and outstanding, but will not decrease the number of shares authorized for issuance by our Certificate of Incorporation.

Accordingly, our Board of Directors currently has the authority, but not the obligation, in its sole and absolute discretion, and without further action on the part of the shareholders, to affect the Reverse Split within the range of the Approved Ratios by filing a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State on or before October 15, 2016, subject to the requirements of Regulation 14C under the Exchange Act. If the Amendment has not been filed with the Delaware Secretary of State before October 15, 2016, the Board will abandon the Reverse Split.

Purpose of the Reverse Split

Our primary objective in proposing the Reverse Split is: (i) to effect an increase of the number of shares of our authorized Common Stock available for issuance, which increase is necessary to allow for, among other purposes, conversion or exercise of all issued and outstanding derivative securities, including Series A Preferred, as well as stock options; and (ii) to attempt to raise the per share trading price of our Common Stock in order to gain listing on the NYSE MKT or NASDAQ exchange (in either case, an “Exchange”).

Before our Common Stock may be listed on an Exchange, we must satisfy certain listing requirements, including achieving certain minimum bid prices for our Common Stock. We anticipate that the Reverse Split will increase the per share bid price of our Common Stock above the minimums required by certain Exchanges, and thereby satisfy at least one of the Exchanges’ listing requirements. However, we cannot be certain that the Reverse Split will, initially or in the future, have the intended effect of raising the bid price of our Common Stock to a price high enough to meet the requirements of any Exchange.

As more specifically described above under the heading “Description of our Capital Stock”, a total of 3,009,223,863 shares of our Common Stock were either issued and outstanding or reserved for issuance upon conversion of all issued and outstanding shares of Series A Preferred. Such amount exceeded our authorized Common Stock by approximately 1,009,223,863 shares. The consummation of the Reverse Split, will result in a sufficient number of shares of our authorized but unissued Common Stock to permit conversion of all of our currently issued and outstanding shares of Series A Preferred, and will enable us to respond quickly to opportunities to raise capital in public or private offerings. The availability of additional authorized shares will also enable our Board of Directors to act with flexibility to issue shares of Common Stock in connection with future financings, strategic acquisitions, debt restructurings or resolutions, equity compensation and incentives to employees and officers, forward stock splits and other favorable opportunities that may arise to enhance our capital structure.

Additionally, the Board of Directors believes that the low market price of our Common Stock impairs our marketability and acceptance by institutional investors and other members of the investing public, and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock issued and outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may adversely affect not only the pricing of our Common Stock but also the trading liquidity. In addition, these perceptions may affect our commercial business and our ability to raise additional capital through equity and debt financings.

We expect that the decrease in the number of issued and outstanding shares of our Common Stock resulting from the Reverse Split, and the anticipated increase in the per share trading price will encourage greater interest in our Common Stock among members of the financial community and the investing public and possibly create a more liquid market for our shareholders. However, the possibility exists that shareholder liquidity may be adversely affected by the reduced number of shares outstanding if the Reverse Split is affected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Split takes effect.

Certain Risk Factors Associated with the Reverse Split

Reduced Market Capitalization. As noted above, one of the purposes of the Reverse Split, if implemented, is to raise the price of our Common Stock to obtain a listing on an Exchange. We cannot assure you, however, that the Reverse Split will accomplish this objective. While we expect that the reduction in our outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by a multiple equal to the number of pre-Reverse Split shares in the Reverse Split ratio determined by the Board of Directors, or result in any permanent increase in the market price, which can be dependent upon many factors, including our business and financial performance and prospects. Should the market price decline after implementation of the Reverse Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Split. In some cases the share price of companies that have implemented reverse stock splits has subsequently declined back to pre-Reverse Split-levels. Accordingly, we cannot assure you that the market price of our Common Stock immediately after the Reverse Split takes effect will be maintained for any period of time or that the ratio of post and pre-split shares will remain the same after the Reverse Split is effected, or that the Reverse Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the Reverse Split, then our overall market capitalization will be reduced.

        Increase of Authorized Common Stock. If implemented, the Reverse Split will have the effect of reducing the number of shares of Common Stock issued and outstanding without reducing the total number of authorized shares of our Common Stock. As a result, the Reverse Split will have the effect of increasing the number of our authorized, but unissued shares. The Company would therefore have the ability to issue additional shares of Common Stock, or securities convertible or exercisable into shares of Common Stock, without shareholder approval. The Company currently does not have any plans to issue additional shares of Common Stock, or shares convertible or exercisable into shares of Common Stock in the event the Reverse Split is implemented.

Increased Transaction Costs. The number of shares held by each individual shareholder will be reduced if the Reverse Split is implemented. This will increase the number of shareholders who hold less than a “round lot,” following consummation of the Reverse Split. Typically, the transaction costs to shareholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their position.

        Liquidity. Although the Board of Directors believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely effected by the reduced number of shares outstanding after the Reverse Split.

No Appraisal Rights

Under the Delaware General Corporation Law, shareholders are not entitled to dissenters’ rights of appraisal with respect to the proposed amendment to our Certificate of Incorporation to effect a Reverse Split, and we will not independently provide our shareholders with any such right.

Determination of the Ratio for the Reverse Stock Split

The ratio of the Reverse Split will be determined by the Board of Directors, in its sole discretion. However, the ratio will not be less than a ratio of one-for-one hundred (1:100) or exceed a ratio of one-for-three thousand (1:3,000). In determining the Reverse Split ratio, the Board of Directors will consider numerous factors, including the historical and projected performance of our Common Stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Split. The Board of Directors will also consider the impact of the Reverse Split ratio on investor interest. The purpose of selecting a range is to give the Board of Directors the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

The following table sets forth the approximate number of issued and outstanding shares of Common Stock, and net income per share for the year ended September 30, 2015, in the event of a 1:100 to 1:3,000 Reverse Split:

	As of September 30, 2015	After a 1:1,000 Reverse Split	After a 1:2,000 Reverse Split	After a 1:3,000 Reverse Split
Common Stock outstanding	1,996,934,123	1,996,934	998,467	665,664
Price per share, based on the closing price of our Common Stock on September 30, 2015	$0.0014	$1.40	$2.80	$4.20

        We do not anticipate a substantial decrease in the number of holders of record of our Common Stock in the event the Board of Directors determines to implement the Reverse Split, including in the event the ratio of the Reverse Split determined by the Board of Directors is one-for-three thousand (1:3,000).

Effective Date; Exchange Act Registration Status

The proposed Reverse Split of our Common Stock may be implemented by the Board of Directors at any time prior to October 15, 2016, subject to the requirements of Regulation 14C under the Exchange Act. The Reverse Split will become effective as of 11:59 p.m., Eastern Time (the “Effective Date”), on the date of filing the Amendment with the Delaware Secretary of State. Except as explained below with respect to fractional shares, on the Effective Date, shares of our Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the shareholders, into one share of Common Stock in accordance with the Reverse Split ratio determined by the Board. After the Effective Date, the Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the old CUSIP number must be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Effective Date, we will continue to be subject to periodic reporting and other requirements of the Exchange Act and our Common Stock will continue to be traded on the OTC Pink marketplace.

Effects of the Proposed Reverse Split on Authorized Shares; Possible Anti-Takeover Effects

The Reverse Split will effect all of our shareholders uniformly and will not change the proportionate equity interests of our shareholders, nor will the respective voting rights and other rights of shareholders be altered, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split. As described below, shareholders holding fractional shares after the Reverse Split will be entitled to cash payments in lieu of such fractional shares. Common Stock issued and outstanding pursuant to the Reverse Split will remain fully paid and non-assessable. If implemented, the Reverse Split will have the effect of increasing the amount of authorized, but unissued shares of our Common Stock that could be issued in the future by our Board of Directors without further shareholder approval. The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of our Common Stock could dilute the stock ownership of a person seeking to make a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company. However, the authorization for the Board to implement the Reverse Split is not being proposed in response to any effort, of which we are aware, to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend to the Board and shareholders a series of amendments to our Certificate of Incorporation.

Payment for Fractional Shares; Exchange of Stock Certificates

We will appoint American Registrar and Transfer Company to act as exchange agent for holders of our Common Stock in connection with the Reverse Split. We will deposit with the exchange agent, as soon as practicable after the Effective Date, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the Reverse Split. The funds required to purchase the fractional share interests will be paid from our cash reserves. A list of our shareholders shows that some of our outstanding Common Stock is registered in the names of clearing agencies and broker nominees. Because we do not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the Reverse Split or the total amount we will be required to pay for fractional share interests. However, we do not expect the amount to be material.

As of the Record Date, we have approximately 200 holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the payment of cash in lieu of fractional shares to result in a reduction in the number of record holders.

        On or after the Effective Date, we will mail a letter of transmittal to each of our shareholders. Each shareholder will then be able to obtain a certificate evidencing its post-Reverse Split shares of Common Stock and, if applicable, cash in lieu of each fractional share only by sending the exchange agent old stock certificate(s), together with the properly executed and completed letter of transmittal and such other evidence of ownership of the shares as we may require. Our shareholders will not receive certificates for post- Reverse Split shares unless and until their old certificates are surrendered. Shareholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each shareholder’s new stock certificate and payment in lieu of any fractional share(s) promptly after receipt of that shareholder’s properly completed letter of transmittal and old stock certificate(s).

Shareholders will not be required to pay any service charges in connection with the exchange of old certificates or the payment of cash in lieu of fractional shares.

Effect on Registered and Beneficial Shareholders

Upon the Effective Date of the Reverse Split, we intend to treat shareholders holding shares of Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to affect the Reverse Split for their beneficial holders of Common Stock in “street name.” However, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Split. If you hold your shares with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

Procedures for Implementing the Reverse Split

If our Board of Directors decide to implement the Reverse Split, we will promptly file an amendment to our Certificate of Incorporation with the office of the Secretary of State of Delaware. The Reverse Split will become effective as set forth in the section captioned “Effective Date; Exchange Act Registration Status” above. As of the Effective Date of the Reverse Split, each certificate representing shares of our Common Stock before the Reverse Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Split. However, a holder of any unexchanged certificates will not be entitled to receive any dividends or other distributions payable by us after the Effective Date until the old certificates are surrendered. Subject to the various escheat laws, such dividends and distributions, if any, would be accumulated, and at the time of surrender of the old certificates, all such unpaid dividends or distributions will be paid without interest. All shares underlying options, warrants, convertible notes and other securities will also be automatically adjusted on the Effective Date. Our transfer agent, American Registrar & Transfer Co., will act as the exchange agent for purposes of implementing the exchange of stock certificates. Shareholders of record will receive a letter of transmittal requesting them to surrender their old stock certificates for new stock certificates, bearing the new CUSIP number and reflecting the adjusted number of shares as a result of the Reverse Split. Persons who hold their shares in brokerage accounts or “street name” will not be required to take any further action to effect the exchange of their shares. No new certificates will be issued to a shareholder until surrender of any outstanding certificates together, with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing pre-Reverse Split share will continue to be valid and will represent the adjusted number of shares based on the ratio of the Reverse Split. Shareholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

Reservation of Right to Abandon the Reverse Split

We reserve the right to abandon the Reverse Split without further action by our shareholders at any time before the Effective Date of the Amendment. The Board of Directors has the authority to determine not to proceed with, and abandon, the Reverse Split if it should so decide.

Accounting Matters

The Reverse Split will not change total shareholders’ equity on our balance sheet. However, because the par value of our Common Stock will remain unchanged on the Effective Date, the components that make up total shareholders’ equity will change by offsetting amounts. Depending on the ratio of the Reverse Split, as determined by the Board of Directors, our stated capital component will be reduced to an amount between one-one hundredth (1/100) and one-three thousandth (1/3,000) of its present amount, and our additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding. In addition, our historical amounts of net income or loss per share of Common Stock previously reported by us, as well as all references to Common Stock share amounts, will be restated to reflect the Reverse Split as if it had been in effect as of the earliest reported period.

Federal Income Tax Consequences of the Reverse Split

The following summary of certain material United States federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Split, and is included for general information only. Furthermore, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-Reverse Split shares were, and the post-Reverse Split shares will be, held as a “capital asset,” as defined in the Internal Revenue Code (i.e. generally, property held for investment). The tax treatment of any shareholder may vary depending upon the particular circumstances of such shareholder. Each shareholder is urged to consult with such shareholder’s own tax advisor with respect to the tax consequences of the Reverse Split.

Tax Consequences to the Company

We do not expect to recognize any gain or loss as a result of the proposed Reverse Split.

Tax Consequences to Shareholders

Other than the cash payments for fractional shares discussed above, no gain or loss should be recognized by a shareholder upon such shareholder’s exchange of pre-Reverse Split shares for post-Reverse Split shares pursuant to the Reverse Split. The aggregate tax basis of whole post-Reverse Split shares received pursuant to the Reverse Split will be the same as the shareholder’s aggregate tax basis in the pre-Reverse Split shares, less the portion of the basis in the pre-Reverse Split shares attributable to any fraction of a post-Reverse Split share for which the shareholder received cash. In general, shareholders who receive cash in exchange for their fractional share interests in the post-Reverse Split shares as a result of the Reverse Split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The gain or loss will constitute a capital gain or loss and will constitute long-term capital gain or loss if the holder’s holding period is greater than one year as of the Effective Date. The shareholder’s holding period for the post-Reverse Split shares will include the period during which the shareholder held the pre-Reverse Split shares surrendered in the Reverse Split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

THE 2015 STOCK INCENTIVE PLAN

Our Board of Directors unanimously approved the 2015 Stock Incentive Plan (the “2015 Plan”) on October 14, 2015, subject to shareholder approval, and the Majority Shareholders approved the 2015 Plan on October 15, 2015. The 2015 Plan authorizes a total of approximately 399.3 million shares of Common Stock, or 20% of our issued and outstanding shares of Common Stock as of October 15, 2015 (the “Shares”), for issuance to all employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary of the Company (each a “Subsidiary”), any non-employee director, consultants and independent contractors of the Company or any Subsidiary, and any joint venture partners (including, without limitation, officers, directors and partners thereof) of the Company or any Subsidiary (each, an “Eligible Recipient”, and collectively, the “Eligible Recipients”). A copy of the 2015 Plan is attached to this Information Statement as Appendix A. As of the date of this Information Statement, no Shares have been issued under the 2015 Plan.

Purpose of the 2015 Plan

    Under the terms of the 2015 Plan, the Compensation Committee of the Board of Directors will administer the 2015 Plan (the “Committee”).  The Committee will, at its discretion, issue the authorized Shares to Eligible Recipients in the form of: (i) stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “IRC”) (“Qualified Stock Options”), (ii) stock options that do not qualify as incentive stock options (“Non-Qualified Stock Options” and together with the Qualified Stock Options, the “Incentive Awards”), or (iii) awards of shares that are subject to certain restrictions specified in the 2015 Plan (each a “Restricted Stock Award”).

    The 2015 Plan will advance the interest of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company, and by rewarding those individuals who contribute to the achievement by the Company of its operational and financial objectives. Awards issued to “beneficial owners”, as such term is defined by Rule 16a-1 of the rules promulgated under the Exchange Act, will qualify for an exemption from the “short swing” profit rules contained in Section 16 of the Exchange Act, and awards under the 2015 Plan will be considered “qualified” under the rules and regulations of the Internal Revenue Code of 1986, as amended.

    Below is a summary of the 2015 Plan. Unless otherwise indicated, all capitalized terms shall have the same meaning as defined in the 2015 Plan. This summary does not purport to be complete, and is qualified, in its entirety, by the specific language of the 2015 Stock Incentive Plan, as attached to this Information Statement as Appendix A.

Description of the 2015 Plan

    Purpose.   The 2015 Plan provides the Company with the ability to attract and retain highly qualified Eligible Recipients to perform services for the Company and its Subsidiaries.  By providing these Eligible Recipients with equity-based Incentive Awards, the 2015 Plan gives each Eligible Recipient an incentive to perform and increase the value of the Company, aligning the interests of these Eligible Recipients with the Company and its shareholders.

    Administration.   The 2015 Plan will be administered by the Compensation Committee of the Board of Directors, consisting of Messrs. Carlton M. Cadwell and Thomas J. Clement, each of whom is considered “independent” within the meaning of the SEC’s rules regarding director independence. The Committee may adopt rules and regulations for carrying out 2015 Plan. The interpretations and decisions of the Committee are final and conclusive on all persons participating or eligible to participate in the 2015 Plan.

    Stock Subject to the 2015 Plan.   Under the 2015 Plan, the Committee may award Eligible Recipients with shares of Common Stock in the form of Incentive Awards, specifically Qualified Stock Options or Non-Qualified Stock Options, or Restricted Stock Awards.  Approximately 399.3 million shares of Common Stock, or 20% of our issued and outstanding shares of our Common Stock as of October 15, 2015, will be available for purchase under the 2015 Plan. The Common Stock issued under the 2015 Plan will be from authorized but unissued shares of our Common Stock.

    Eligibility.   Eligible Recipients may be selected by the Committee to receive Incentive Awards or Restricted Stock Awards under the 2015 Plan.  Eligible Recipients include all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary, any non-employee director, consultants and independent contractors of the Company or any Subsidiary, and any joint venture partners (including, without limitation, officers, directors and partners thereof) of the Company or any Subsidiary. The Company estimates that 20 individuals associated with the Company and its subsidiaries will qualify as Eligible Recipients.

    Options.   Each Qualified Stock Option and Non-Qualified Stock Option (each an “Option”) granted under the 2015 Plan is subject to the following terms and conditions:

    (a)           Exercise Price.  The per share price to be paid by an Eligible Recipient participating under the 2015 Plan (each a “Participant”) upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Qualified Stock Option (110% of the Fair Market Value if, at the time the Qualified Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

    (b)           Exercise of the Options.  An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant.

    (c)           Form of Consideration.   The purchase price of the shares to be purchased upon exercise of an Option will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee in its discretion. The Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares or by a combination of such methods. The Committee, in its discretion, may permit a particular Participant to pay all or a portion of the Option price, and/or the tax withholding liability with respect to the exercise of an Option either by surrendering shares of stock already owned by such Participant or by withholding shares of Option stock, provided that the Committee determines that the fair market value of such surrendered stock or withheld Option stock is equal to the corresponding portion of such Option price and/or tax withholding liability, as the case may be, to be paid for therewith. The Committee, in its sole discretion, may establish such other terms and conditions for the payment of the exercise price, as it deems appropriate.

    (d)           Value Limitation.   If the aggregate fair market value of all shares of Common Stock subject to a grantee’s Qualified Stock Option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as Non-Qualified Stock Options. For this purpose, fair market value is determined as of the grant date.

    Restricted Stock Awards.   In addition to Options, the Committee may grant Restricted Stock Awards to Eligible Recipients. The Committee may impose such restrictions or conditions to the vesting of these Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employment or service of the Company or a Subsidiary for a certain period, or that the Participant or the Company satisfy certain performance goals or criteria. Unless the Committee determines otherwise, all shares of Common Stock granted as a Restricted Stock Award shall have all voting, dividend, liquidation and other rights associated with becoming a holder of record of such shares as if Participant were the holder of shares of unrestricted Common Stock.

    Effective Date and Duration of the 2015 Plan.   The 2015 Plan became effective on October 15, 2015 (the “Effective Date”), and will terminate at midnight on October 15, 2025, unless terminated upon an earlier date by the Board of Directors.

   Termination or Amendment of the 2015 Plan.   The Company’s Board of Directors may, at any time, with or without shareholder approval, terminate or amend the 2015 Plan.

U.S. Federal Income Tax Consequences

    The 2015 Plan is, in part, is a qualified plan for Federal income tax purposes. As such, the Company is entitled to (a) withhold and deduct from future wages of the Eligible Recipient, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to a Qualified Stock Option, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, a Qualified Stock Option or a disqualifying disposition of stock received upon exercise of a Qualified Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to a Qualified Stock Option.

New Plan Benefits

    Participation in the 2015 Plan is entirely within the discretion of the Committee. Because we cannot predict the predict the rate at which the Committee will make awards to Eligible Recipients or the terms of Incentive Awards granted under the 2015 Plan, it is not possible to determine the number of shares that will be purchased or the value of benefits that may be obtained by executive officers and other employees under the 2015 Plan for the current fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As described above, as of November 18, 2015, we had two classes of voting stock outstanding: (i) Common Stock; and (ii) Series A Preferred. The following tables set forth information regarding shares of Series A Preferred and Common Stock beneficially owned as of November 18, 2015 by:

(i)	Each of our officers and directors;
(ii)	All officer and directors as a group; and
(iii)
Each person known by us to beneficially own five percent or more of the outstanding shares of our Series A Preferred and Common Stock. Percent ownership is calculated based on 950,929 shares of Series A Preferred and 1,996,934,122 shares Common Stock, plus the number of options and loan origination fees available for each person, outstanding at November 18, 2015.

Beneficial Ownership of Series A Preferred

Name and Address (1)	Series A Preferred Stock	% Ownership of Class (2)
Carlton M. Cadwell (3)	504,238	53.0%

James C. Katzaroff	15,500	1.6

Thomas J. Clement	-	*

L. Bruce Jolliff	27,500	2.9%

All Current Directors and Executive Officers as a group (4 individuals)	547,238	57.5%

The Cadwell Dynasty Trust (AMIC Gift LLC) (3)	148,309	15.6%

Lewis Malone	120,000	12.6%

Jackie Phillips	75,000	7.89%

*	Less than 1%.
(1)
Unless otherwise indicated, the address for each shareholder is c/o Advanced Medical Isotope Corporation, 1021 N. Kellogg Street, Kennewick, WA  99336, except that the address of the Cadwell Family Irrevocable Trust (the “Cadwell Trust”) is 909 North Kellogg Street, Kennewick, WA  99336.

(2)	Beneficial ownership of the Series A Preferred was calculated in accordance with Rule 13d-3 under the Exchange Act.

(3)
The beneficial ownership of Carlton M. Cadwell includes the shares beneficially owned by the Cadwell Dynasty Trust (AMIC Gift LLC), as such shares may also be deemed to be beneficially owned by Mr. Cadwell.

Beneficial Ownership of Common Stock

Name, Address and Title (if applicable) (1)	Number of Shares (2)		% Ownership of Class (3)
Carlton M. Cadwell (4)	529,419,052	(5)	21.2%

James C. Katzaroff	25,679,704	(6)	1.3%

Thomas J. Clement	-		*

L. Bruce Jolliff	33,933,333	(7)	1.7%

All Current Directors and Executive Officers as a group (4 individuals)	589,032,089		29.5%

The Cadwell Dynasty Trust (AMIC Gift LLC) (4)	148,390,000	(8)	6.9%

Lewis Malone	120,000,000	(9)	5.7%

*	Less than 1%.
(1)
Unless otherwise indicated, the address for each shareholder is c /o Advanced Medical Isotope Corporation, 1021 N. Kellogg Street, Kennewick, WA  99336, except that the address of the Cadwell Trust is 909 North Kellogg Street, Kennewick, WA  99336.

(2)
For those shareholders who hold shares of Series A Preferred, the number of shares of Common Stock held includes shares of Common Stock issuable upon conversion of the Series A Preferred, but does not give effect to certain ownership blockers contained in the Series A Certificate of Designation.

(3)
Beneficial ownership of was calculated in accordance with Rule 13d-3 under the Exchange Act, and includes the number of shares of Common Stock issuable upon conversion of each shareholder’s Series A Preferred. However, each shareholder’s voting power is higher than the percentage indicated in the table above, as the Certificate of Designation entitles holders of Series A Preferred to vote on all matters, together with the holders of Common Stock, with the equivalent of five (5) votes for every share of Common Stock issuable upon conversion of the Series A Preferred.

For a more detailed description of the rights attributable to the Series A Preferred, please see the section titled “Description of our Capital Stock” on page 2 of this Information Statement.

(4)
The beneficial ownership of Carlton M. Cadwell includes the shares beneficially owned by the Cadwell Family Irrevocable Trust, as such shares may also be deemed to be beneficially owned by Mr. Cadwell.

(5)
Comprised of: (i) 14,810,609 shares of Common Stock directly held by Mr. Cadwell, (ii) 21,529,907 shares of Common Stock held by the Cadwell Family Irrevocable Trust, (iii) 3,261,335 shares of Common stock held by Cadwell Industries, Inc., (iv) a total of 125,000 shares of Common Stock held by Mr. Cadwell’s children, (v) 250,000 shares of Common Stock issuable to Mr. Cadwell upon exercise of stock options, (vi) 355,929,000 shares of Common Stock issuable upon conversion of the 355,929 shares of Series A Preferred held by Mr. Cadwell, subject to certain provisions of the Certificate of Designation, and (vii) 148,309,000 shares of Common Stock issuable upon conversion of the 148,309 shares of Series A Preferred held by the Cadwell Dynasty Trust (AMIC Gift LLC).

Until Mr. Cadwell converts his shares of Series A Preferred, and the shares of Series A Preferred held by the Cadwell Dynasty Trust (AMIC Gift LLC), into shares of Common Stock, his shares of Series A Preferred entitle him to cast up to an aggregate total of 504,238,000 votes on any matter presented to shareholders. See Note 3 above, and the section titled “Description of our Capital Stock” on page 2 of this Information Statement.

(6)
Comprised of: (i) 6,579,704 shares of Common Stock held by Mr. Katzaroff, (ii) 3,600,000 shares of Common Stock issuable to Mr. Katzaroff upon exercise of stock options, and (iii) 15,500,000 shares of Common Stock issuable upon conversion of the 15,500 shares of Series A Preferred held by Mr. Katzaroff.

Until Mr. Katzaroff converts his shares of Series A Preferred into shares of Common Stock, his shares of Series A Preferred entitle him to cast up to 77,500,000 votes on any matter presented to shareholders. See Note 3 above, and the section titled “Description of our Capital Stock” on page 2 of this Information Statement.

(7)
Comprised of: (i) 6,233,333 shares of Common Stock held by Mr. Jolliff, (ii) 200,000 shares of Common Stock issuable to Mr. Jolliff upon exercise of stock options, and (iii) 27,500,000 shares of Common Stock issuable upon conversion of the 27,500 shares of Series A Preferred held by Mr. Jolliff.

Until Mr. Jolliff converts his shares of Series A Preferred into shares of Common Stock, his shares of Series A Preferred entitle him to cast up to 137,500,000 votes on any matter presented to shareholders. See Note 3 above, and the section titled “Description of our Capital Stock” on page 2 of this Information Statement.

(8)
Comprised of 148,390,000 shares of Common Stock issuable upon conversion of 148,390 shares of Series A Preferred held by the Cadwell Dynasty Trust (AMIC Gift LLC).

Until the Cadwell Dynasty Trust (AMIC Gift LLC) converts their shares of Series A Preferred into shares of Common Stock, the shares of Series A Preferred entitle the trust to cast up to 714,950,000 votes on any matter presented to shareholders. See Note 3 above, and the section titled “Description of our Capital Stock” on page 2 of this Information Statement.

(9)
Comprised of 120,000,000 shares of Common Stock issuable upon conversion of 120,000 shares of Series A Preferred held by Mr. Malone.

Until Mr. Malone converts his shares of Series A Preferred into shares of Common Stock, his shares of Series A Preferred entitle him to cast up to 600,000,000 votes on any matter presented to shareholders. See Note 3 above, and the section titled “Description of our Capital Stock” on page 2 of this Information Statement.

DISTRIBUTION AND COSTS

We will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple shareholders sharing an address, unless contrary instructions are received from one or more of such shareholders. Upon receipt of a written request at the address first noted in this Information Statements, we will deliver a single copy of this Information Statement and future shareholder communication documents to any shareholders sharing an address to which multiple copies are now delivered.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one information statement to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. Also, we will promptly deliver a separate copy of this information statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future shareholder communication documents to any shareholder or shareholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above. Shareholders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

APPENDIX A

2015 STOCK INCENTIVE PLAN

ADVANCED MEDICAL ISOTOPE CORPORATION

2015 OMNIBUS SECURITIES AND INCENTIVE PLAN

ADVANCED MEDICAL ISOTOPE CORPORATION

2015 OMNIBUS SECURITIES AND INCENTIVE PLAN

ADVANCED MEDICAL ISOTOPE CORPORATION

2015 OMNIBUS SECURITIES AND INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of this Advanced Medical Isotope Corporation 2015 Omnibus Securities and Incentive Plan (the “Plan”) is to benefit the stockholders of Advanced Medical Isotope Corporation, a Delaware corporation (the “Company”), by assisting the Company to attract, retain and provide incentives to key management employees and nonemployee directors of, and nonemployee consultants to, the Company and its Affiliates, and to align the interests of such employees, nonemployee directors and nonemployee consultants with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Tandem Stock Appreciation Rights, Unrestricted Stock Awards or any combination of the foregoing, as may be best suited to the circumstances of the particular Employee, Director or Consultant as provided herein.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Award” shall mean, individually or collectively, any Distribution Equivalent Right, Option, Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Unrestricted Stock Award.

“Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, and each of which shall constitute a part of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean (i) if the Holder is a party to an employment or similar agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term) therein, “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

“Change of Control” shall mean (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term) therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a)           Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b)           The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination as immediately before;

(c)           The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d)           The approval by the holders of shares of Common Stock of a plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock of the surviving corporation immediately after such liquidation as immediately before;

(e)           Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), (d) or (f) of this definition); or

(f)           Any other event which shall be deemed by a majority of the members of the Board to constitute a “Change of Control.”

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

“Committee” shall mean a committee comprised of (i) at any time that the Common Stock is not registered under Section 12 of the Exchange Act, the full Board, and (ii) at any time that the Common Stock is registered under Section 12 of the Exchange Act, not less than three (3) members of the Board who are selected by the Board as provided in Section 4.1.

“Common Stock” shall mean the common stock, par value $.001 per share, of the Company.

“Company” shall mean Advanced Medical Isotope Corporation, a Delaware corporation, and any successor thereto.

“Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Director” shall mean a member of the Board or a member of the board of directors of an Affiliate.

“Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of shares of Common Stock during the period the Holder held the Distribution Equivalent Right.

“Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

“Effective Date” of the Advanced Medical Isotope Corporation 2015 Omnibus Securities and Incentive Plan was October 31, 2015.

“Employee” shall mean any employee, including officers, of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as determined consistent with the applicable requirements of Sections 409A and 422 of the Code, as of any specified date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) on the Nasdaq Stock Market or a domestic or foreign national securities exchange (including London’s Alternative Investment Market) on which the Common Stock may be listed, as reported in The Wall Street Journal or The Financial Times.  If the Common Stock is not listed on the Nasdaq Stock Market or on a national securities exchange, but is quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per share of the Common Stock for such date.  If the Common Stock is not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement).  The Fair Market Value of property other than Common Stock shall be determined by the Board in good faith by any fair and reasonable means, and consistent with the applicable requirements of Sections 409A and 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” under Section 422 of the Code.

“Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

“Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

“Option” shall mean an Award granted under Article VII of the Plan of an option to purchase shares of Common Stock and includes both Incentive Stock Options and Non-Qualified Stock Options.

“Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

“Performance Criteria” shall mean the criteria that the Committee selects for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

“Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria.

“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives shall be measured for purposes of determining a Holder’s right to, and the payment of, a Qualified Performance-Based Award.

“Performance Share Award” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, shares of Common Stock are paid to the Holder.

“Performance Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Share Award.

“Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

“Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Performance Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

“Plan” shall mean this Advanced Medical Isotope Corporation 2015 Omnibus Securities and Incentive Plan, as it may be further amended from time to time, together with each of the Award Agreements utilized hereunder.

“Qualified Performance-Based Award” shall mean an Award intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

“Restricted Stock Award” shall mean an Award granted under Article VIII of the Plan of shares of Common Stock, the transferability of which by the Holder shall be subject to Restrictions.

“Restricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

“Restricted Stock Unit Award”  shall mean an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Restricted Stock Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Unit Award.

“Restriction Period” shall mean the period of time for which shares of Common Stock subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to shares of Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Stock Appreciation Right” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise.

“Stock Appreciation Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

“Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the shares of Common Stock under the related Option, all as set forth in Section 14.2.

“Ten Percent Stockholder” shall mean an Employee who, at the time an Incentive Stock Option is granted to him or her, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

“Total and Permanent Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all as described in Section 22(e)(3) of the Code.

“Units” shall mean bookkeeping units, each of which represents such monetary amount as shall be designated by the Committee in each Performance Unit Award Agreement, or represents one (1) share of Common Stock for purposes of each Restricted Stock Unit Award.

“Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of shares of Common Stock which are not subject to Restrictions.

“Unrestricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company within twelve (12) months of such date.

ARTICLE IV
ADMINISTRATION

Section 4.1                      Composition of Committee.  The Plan shall be administered by the Committee, which shall be appointed by the Board. Notwithstanding the foregoing, however, at any time that the Common Stock is registered under Section 12 of the Exchange Act, the Committee shall consist solely of two (2) or more Directors who are each (i) “outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), (ii) “non-employee directors” within the meaning of Rule 16b-3 and (iii) “independent” for purposes of any applicable listing requirements (“Non-Employee Directors”); provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such Award, or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

Section 4.2                      Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Stock Award and the number of shares of Common Stock which may be issued under an Award, all as applicable. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion shall deem relevant.

Section 4.3                      Additional Powers.  The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

Section 4.4                      Committee Action.  In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.  No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

ARTICLE V
STOCK SUBJECT TO PLAN AND LIMITATIONS THEREON

Section 5.1                      Stock Grant and Award Limits.  The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XV, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed twenty percent (20%) of the issued and outstanding shares of Common Stock on an as converted primary basis (the “As Converted Primary Shares”) on a rolling basis. For calculation purposes, the As Converted Primary Shares shall include all shares of Common Stock and all shares of Common Stock issuable upon the conversion of outstanding preferred stock and other convertible securities, but shall not include any shares of Common Stock issuable upon the exercise of options, warrants and other convertible securities issued pursuant to the Plan. The number of authorized shares of Common Stock reserved for issuance under the Plan shall automatically be increased concurrently with the Company’s issuance of fully paid and non- assessable shares of As Converted Primary Shares. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards of Options under Article VII and/or Stock Appreciation Rights under Article XIV, in either or both cases granted to any one Employee during any calendar year, shall be twenty five percent (25%) of the available shares under the plan (subject to adjustment in the same manner as provided in Article XV with respect to shares of Common Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with the exercise of Options or Stock Appreciation Rights to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code, any shares subject to Options or Stock Appreciation Rights that are canceled or repriced.

Section 5.2                      Stock Offered.  The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock, Common Stock purchased on the open market or Common Stock previously issued and outstanding and reacquired by the Company.

Section 5.3                      Lock-Up Agreement.  Each Award Agreement which provides for the issuance of Common Stock, including but not limited to the issuance of Common Stock upon the exercise of an Option, shall provide for a lock-up covenant by the Holder, to be effective for a period not to exceed one year, upon the request of the Company or the Company’s principal underwriter in connection with an underwritten public offering of the Common Stock.

ARTICLE VI
ELIGIBILITY FOR AWARDS; TERMINATION OF
EMPLOYMENT, DIRECTOR STATUS OR CONSULTANT STATUS

Section 6.1                      Eligibility.  Awards made under the Plan may be granted solely to persons or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-Qualified Stock Option, a Restricted Stock Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, any combination thereof or, solely for Employees, an Incentive Stock Option.

Section 6.2                      Termination of Employment or Director Status.  Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4, the following terms and conditions shall apply with respect to the termination of a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death:

(a)           The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1)           If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such termination of employment or after the date of such termination of Director status;

(2)           If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment or Director status; or

(3)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Non-Qualified Stock Options and Stock Appreciation Rights.

(b)           The Holder’s rights, if any, to exercise any then exercisable

Incentive Stock Option shall terminate:

(1)           If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three (3) months after the date of such termination of employment;

(2)           If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment; or

(3)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Incentive Stock Options.

(c)           If a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of employment or Director status, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.3                      Termination of Consultant Status. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4, the following terms and conditions shall apply with respect to the termination of a Holder’s status as a Consultant, for any reason:

(a)           The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and Stock Appreciation Rights shall terminate:

(1)           If such termination is for a reason other than the Holder’s death, thirty (30) days after the date of such termination; or

(2)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

(b)           If the status of a Holder as a Consultant terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award, and/or Restricted Stock Units Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of such a Holder’s status as a Consultant, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.4                      Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.3; provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-Qualified Stock Option.  Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

Section 6.5                      Termination for Cause.  Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, should a Holder’s employment, Director status or engagement as a Consultant with or for the Company or an Affiliate be terminated by the Company or Affiliate for Cause, all of such Holder’s then outstanding Awards shall expire within thirty (30) days if an employee or ninety (90) days if a Director and be forfeited in their entirety upon such termination.

ARTICLE VII
OPTIONS

Section 7.1                      Option Period.  The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

Section 7.2                      Limitations on Exercise of Option.  An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

Section 7.3                      Special Limitations on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-Qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.  No Incentive Stock Option shall be granted more than ten (10) years from the date on which the Plan is approved by the Company’s stockholders.  The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

Section 7.4                      Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option.  An Option Agreement may provide for the payment of the Option price, in whole or in part, in cash or cash equivalents, by the delivery of a number of shares of Common Stock (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee.  Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, an Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of the shares of Common Stock to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of shares of Common Stock to be issued upon exercise of the Option by the number of such shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise.  Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of the termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option.  An Option Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

Section 7.5                      Option Price and Payment.  The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of shares of Common Stock otherwise issuable in connection with the exercise of the Option, for purposes of Section 7.4 (b). Separate stock certificates shall be issued by the Company for those shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option and for those shares of Common Stock acquired pursuant to the exercise of a Non-Qualified Stock Option.

Section 7.6                      Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

Section 7.7                      Options and Rights in Substitution for Stock Options Granted by Other Corporations.  Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock of the employing entity with the result that such employing entity becomes an Affiliate.

Section 7.8                      Prohibition Against Repricing.  Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

ARTICLE VIII
RESTRICTED STOCK AWARDS

Section 8.1                      Restriction Period to be Established by Committee.  At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

Section 8.2                      Other Terms and Conditions.  Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. If provided for under the Restricted Stock Award Agreement, the Holder shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock certificate during the Restriction Period (with a stock power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Award Agreement made in conjunction with the Award. Such Restricted Stock Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a “Change of Control” resulting from the operation of the Plan or of such Restricted Stock Award Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical.  All shares of Common Stock delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder by no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s entitlement to such shares becomes vested.

Section 8.3                      Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Section 8.4                      Restricted Stock Award Agreements. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

ARTICLE IX
UNRESTRICTED STOCK AWARDS

Pursuant to the terms of the applicable Unrestricted Stock Award Agreement, a Holder may be awarded (or sold) shares of Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

ARTICLE X
RESTRICTED STOCK UNIT AWARDS

Section 10.1                      Terms and Conditions.  The Committee shall set forth in the applicable Restricted Stock Unit Award Agreement the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2 and the number of Units awarded to the Holder.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable vesting period.  The terms and conditions of the respective Restricted Stock Unit Award Agreements need not be identical.

Section 10.2                      Payments.                      The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of a share of Common Stock, or one (1) share of Common Stock, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Award Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement.  Such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested.

ARTICLE XI
PERFORMANCE UNIT AWARDS

Section 11.1                      Terms and Conditions.  The Committee shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2, the number of Units awarded to the Holder and the dollar value assigned to each such Unit.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period.  The terms and conditions of the respective Performance Unit Award Agreements need not be identical.

Section 11.2                      Payments.  The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement.  If achieved, such payment shall be made not later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XII
PERFORMANCE SHARE AWARDS

Section 12.1                      Terms and Conditions.  The Committee shall set forth in the applicable Performance Share Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of shares of Common Stock pursuant to such Holder’s Performance Share Award and the number of shares of Common Stock subject to such Performance Share Award.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such Common Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Share Awards, including, but not limited to, rules pertaining to the effect of termination of the Holder’s employment, Director status or Consultant status prior to the expiration of the applicable performance period.  The terms and conditions of the respective Performance Share Award Agreements need not be identical.

Section 12.2                      Stockholder Rights and Privileges.  The Holder of a Performance Share Award shall have no rights as a stockholder of the Company until such time, if any, as the Holder actually receives shares of Common Stock pursuant to the Performance Share Award.

ARTICLE XIII
DISTRIBUTION EQUIVALENT RIGHTS

Section 13.1                      Terms and Conditions.  The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional shares of Common Stock or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or shares of Common Stock shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests.  Distribution Equivalent Rights Awards may be settled in cash or in shares of Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

Section 13.2                      Interest Equivalents.  The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

ARTICLE XIV
STOCK APPRECIATION RIGHTS

Section 14.1                      Terms and Conditions.  The Committee shall set forth in the applicable Stock Appreciation Right Award Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which for purposes of a Stock Appreciation Right which is not a Tandem Stock Appreciation Right, shall be not less than the Fair Market Value of a share of the Common Stock on the date of grant of the Stock Appreciation Right, (ii) the number of shares of Common Stock subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of shares of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a)           The excess of (i) the Fair Market Value of a share of the Common Stock on the date of exercise, over (ii) the Base Value, multiplied by;

(b)           The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

Section 14.2                      Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a)           The Base Value shall be equal to or greater than the per share exercise price under the related Option;

(b)           The Tandem Stock Appreciation Right may be exercised for all or part of the shares of Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a share of Common Stock is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be cancelled);

(c)           The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d)           The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per share exercise price under the related Option and the Fair Market Value of the shares of Common Stock subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of shares of Common Stock with respect to which the Tandem Stock Appreciation Right is exercised; and

(e)           The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of a share of Common Stock subject to the related Option exceeds the per share exercise price under the related Option.

ARTICLE XV
RECAPITALIZATION OR REORGANIZATION

Section 15.1                      Adjustments to Common Stock.  The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of shares of Common Stock underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share of the Common Stock shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share of the Common Stock shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-Qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-Qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

Section 15.2                      Recapitalization.  If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.

Section 15.3                      Other Events.  In the event of changes to the outstanding Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split-ups, spin-offs, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of shares of Common Stock or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of shares available under the Plan pursuant to Section 5.1 (and the Code Section 162(m) limit set forth therein) may be appropriately adjusted by the Board, the determination of which shall be conclusive.  In addition, the Committee may make provision for a cash payment to a Participant or a person who has an outstanding Award.  The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number.

Section 15.4                      Powers Not Affected.  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 15.5                      No Adjustment for Certain Awards.  Except as hereinabove expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

ARTICLE XVI
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date).  The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XV, materially increase the number of shares of Common Stock subject to the Plan or the individual Award limitations specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify, terminate or suspend Section 7.8 (repricing prohibition) or this Article XVI.  In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or to exempt the Plan or any Award from Section 409A of the Code).

ARTICLE XVII
SPECIAL RULES

Section 17.1                      Right of First Refusal. Solely during such time that the Common Stock is not publicly traded and solely to the extent that the applicable Award Agreement so provides, no Holder (or beneficiary of a Holder including but not limited to the Holder’s estate) may sell or otherwise transfer (except for inter vivos transfers to Family Members) any Common Stock obtained thereby pursuant to an Award without first (i) providing the Company with a written offer to sell the Common Stock to the Company on the same terms as were offered to the Holder (or the Holder’s beneficiary) by a bona fide third party (a copy of which third party offer shall be attached to the Holder’s or beneficiary’s offer to sell such Common Stock to the Company) for a sales price and with other terms and conditions, in each case equal to those stated in the third party’s purchase offer, and (ii) waiting thirty (30) days from the date of the Company’s receipt of such offer. If the Company shall accept the Holder’s or beneficiary’s offer in writing within said thirty (30) day period, the Holder or beneficiary and the Company shall promptly effect such transaction. If the Company does not provide a written acceptance of the Holder’s or beneficiary’s offer within said thirty (30) day period, the Holder or beneficiary shall be entitled to accept such third party’s offer and effect such transaction.

Section 17.2                      Call Option. Solely during such time that the Common Stock is not publicly traded and solely to the extent that the applicable Award Agreement so provides, upon the termination of (i) an Employee’s employment with the Company or an Affiliate, (ii) a Director’s membership on the Board or on the board of directors of an Affiliate or (iii) a Consultant’s consulting or advisory engagement by the Company or Affiliate, the Company shall have the right to purchase from such individual or from such individual’s estate, for a period of ninety (90) days following the date of such termination, any Common Stock obtained thereby pursuant to the exercise of a Stock Option hereunder for a purchase price equal to the Fair Market Value of such Stock as of the date on which the Company provides written notice of its intent to exercise its call option hereunder to such individual or to such individual’s estate; provided, however, that notwithstanding the foregoing, should the individual’s employment, Board membership or consulting or advisory engagement be terminated by the Company for Cause, in lieu of Fair Market Value, the purchase price shall equal the amount paid, if any, by such individual, to obtain such Stock.

ARTICLE XVIII
MISCELLANEOUS

Section 18.1                      No Right to Award.  Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 18.2                      No Rights Conferred.  Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

Section 18.3                      Other Laws; No Fractional Shares; Withholding.  The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and under such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel of the Company, if there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares of Common Stock. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue shares of Common Stock in violation of any such laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or shares of Common Stock issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of the Code. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of shares of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

Section 18.4                      No Restriction on Corporate Action.  Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Section 18.5                      Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Stock Option, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 18.3 hereof.

Section 18.6                      Beneficiary Designations.  Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

Section 18.7                      Rule 16b-3.  It is intended that, at any time when the Common Stock is registered under Section 12 of the Exchange Act, the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

Section 18.8                      Section 162(m).  It is intended that, at any time when the Common Stock is registered under Section 12 of the Exchange Act, the Plan shall comply fully with and meet all the requirements of Section 162(m) of the Code so that Awards hereunder which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code.  Any Performance Goal(s) applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based” compensation under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.  The Performance Criteria to be utilized under the Plan to establish Performance Goals shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow or cash flow per share, operating cash flow or operating cash flow per share revenue growth, product revenue growth, financial return ratios (such as return on equity, return on investment and/or return on assets), share price performance, stockholder return, equity and/or value, operating income, operating margins, earnings before interest, taxes, depreciation and amortization, net income, pre- or post-tax income, economic value added (or an equivalent metric), profit returns and margins, credit quality, sales growth, market share, working capital levels, comparisons with various stock market indices, year-end cash, debt reduction, assets under management, operating efficiencies, strategic partnerships or transactions (including co-development, co-marketing, profit-sharing, joint venture or other similar arrangements), and/or financing and other capital raising transactions.  Performance criteria may be established on a Company-wide basis or with respect to one or more Company business units or divisions or subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies.  When establishing Performance Goals for the applicable Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act.  Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee.  If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m).  The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction with respect to any Award other than an Incentive Stock Option, provided that such deferral satisfies the requirements of Section 409A of the Code.  For purposes of the requirements of Treasury Regulation Section 1.162-27(e)(4)(i), the maximum amount of compensation that may be paid to any Employee under the Plan for a calendar year shall be Five Hundred Thousand Dollars ($500,000).

Section 18.9                      Section 409A.  Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code.  Accordingly, by way of example but not limitation, no Option shall be granted under the Plan with a per share exercise price which is less than the Fair Market Value of a share of Common Stock on the date of grant of the Option.  Notwithstanding anything herein to the contrary, no Award Agreement shall provide for any deferral feature with respect to an Award which constitutes a deferral of compensation under Section 409A of the Code.  The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (so as to be exempt therefrom), and shall be so interpreted and construed.

Section 18.10                                Indemnification.  Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

Section 18.11                                Other Plans.  No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

Section 18.12                                Limits of Liability.  Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

Section 18.13                                Governing Law.  Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

Section 18.14                                Severability of Provisions.  If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Section 18.15                                No Funding.  The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

Section 18.16                                Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Section 18.17                                Terms of Award Agreements. Each Award shall be evidenced by an Award Agreement, which Award Agreement, if it provides for the issuance of Common Stock, shall require the Holder to enter into and be bound by the terms of the Company’s Stockholders’ Agreement, if any.  The terms of the Award Agreements utilized under the Plan need not be the same.